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                                                                    EXHIBIT 10.4

                               Letter Agreement,
                            dated December 23, 1997,
                     between James G. Binch and the Company
                 relating to the exchange of a promissory note
                         for the Company's common stock
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                               MEMRY CORPORATION
                               57 Commerce Drive
                         Brookfield, Connecticut  06804


                               December 23, 1997


Mr. James G. Binch
362 Canoe Hill Road
New Canaan, CT

          Re:  Conversion of Debt into Common Equity
               -------------------------------------

Dear Mr. Binch:

     By your signature set forth below, please confirm that, effective as of October 31, 1997, you are converting the $60,000 principal amount loan (the "Loan") made by you to the undersigned into 19,867 shares (the "Shares") of the undersigned's common stock, par value $0.01 per share (the "Common Stock"). The certificate representing the aforesaid Shares that will be issued to you shall contain a restrictive legend to the effect that the offer and sale to you by the undersigned of the Shares was effected in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the exemption from the registration requirements thereof contained in Section 4(2) thereof, and will only be eligible for resale in a registered offering or in a transaction exempt from the registration requirements of the Securities Act.

     You will receive interest on the Loan, at the rate previously in effect, through the close of business today. You and the undersigned each acknowledge that the price of $3.02 per share at which the Shares were sold to you represents the average of the closing bid and asked prices of the Common Stock on today's date, or $3.78, discounted by 20% to reflect the fact that the Shares will be subject to restrictions on resale.
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     Please acknowledge your agreement with the terms and provisions hereof by signing this letter in the space provided for such purpose below and returning a copy hereof to the undersigned.

                                                Very truly yours,

                                                MEMRY CORPORATION


                                                By:/s/ Thomas D. Carey
                                                   -------------------
                                                  Thomas D. Carey
                                                  V.P. - Development and C.F.O.

Agreed and accepted as of the date
first set forth above


/s/ James G. Binch
------------------
James G. Binch